UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 23, 2021

Merit Medical Systems, Inc.

(Exact name of registrant as specified in its charter)

Utah	0-18592	87-0447695
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1600 West Merit Parkway
South Jordan, Utah	84095
(Address of principal executive offices)	(Zip Code)

(801) 253-1600

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MMSI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.  Other Events.

On November 23, 2021, Merit Medical Systems, Inc. (the “Company”) issued a press release announcing that it has reached an agreement in principle to settle the consolidated securities class action lawsuit that was filed against the Company, its Chief Executive Officer and its Chief Financial Officer, currently pending in the United States District Court for the Central District of California.

The proposed settlement calls for a payment of $18.25 million in resolution of all claims asserted against the Company and all other defendants. Approximately $8.5 million of the settlement payment is expected to be satisfied with proceeds of available insurance.  The Company anticipates that the settlement will also provide a full release of all claims against all defendants, including the Company and its officers, and will contain no admission of liability, wrongdoing or responsibility by any of the defendants.

The settlement remains subject to final documentation and approval by the court and is subject to the satisfaction of customary conditions.  There can be no assurance that the final settlement agreement will be executed, that the settlement agreement, if executed, will include the terms and conditions currently anticipated by the Company or that such agreement will be approved by the court. A final, non-appealable closure of the litigation could take several months.

The Company’s press release announcing the proposed settlement is included as Exhibit 99.1 of this report.

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Exhibit
99.1	Press Release, dated November 23, 2021, entitled “Merit Medical Announces Agreement in Principle to Settle Class Action Litigation”
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIT MEDICAL SYSTEMS, INC.

Date: November 24, 2021	By:	/s/ Brian G. Lloyd
Brian G. Lloyd
Chief Legal Officer and Corporate Secretary

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